SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

July 18, 2003

Energen Corporation

(Exact name of registrant as specified in its charter)

Alabama

(State or other jurisdiction of incorporation)

1-7810	63-0757759
(Commission File No.)	(IRS Employer Identification No.)

605 Richard Arrington, Jr. Boulevard North
Birmingham, Alabama	35203-2707
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant's telephone number including area code)

Item 5. Other Events

Energen Corporation ("Energen") is filing this Current Report on Form 8-K commenting on the completion of the sale of 1,000,000 shares of common stock. On July 17, 2003, Energen issued a press release describing the sale. The press release is attached as Exhibit 99 and incorporated as part of this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K.
EXHIBIT NO.	EXHIBIT

99	Press Release dated July 17, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEN CORPORATION

DATE: July 18, 2003	By /S/ GRACE B. CARR
GRACE B. CARR
VICE PRESIDENT AND CONTROLLER
ENERGEN CORPORATION